Exhibit 99.1

Vireo Growth Inc. to Acquire Additional Outstanding Senior Secured

Convertible Notes of Schwazze

MINNEAPOLIS – December 19, 2025 – Vireo Growth Inc. (“Vireo”) (CSE: VREO; OTCQX: VREOF) (“Vireo” or the “Company”) today announced that it plans to acquire additional outstanding senior secured convertible notes (the “Notes”) of Medicine Man Technologies Inc. (dba “Schwazze”) from third-party noteholders. Total outstanding principal plus accrued interest of the acquired Notes is approximately $2.6 million, but the Notes will be acquired at a substantial discount to par value for total consideration of approximately $1.6 million payable in subordinate voting shares of the Company at closing at a price per share of $0.54.

Upon closing of the transaction, which is expected to occur later this month, Vireo will have acquired approximately 89% of the outstanding senior secured convertible notes of Schwazze. Completion of the transaction is subject to customary conditions, including receipt of necessary approvals. The share consideration will be subject to customary resale restrictions under Canadian securities law and hold period under the rules of the Canadian Securities Exchange.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

612-314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the expected decrease in annualized interest expense as a result of the completion of the refinancing of senior secured debt; the Company’s future M&A strategy and optimization of all areas of the Company’s business; the expected benefits of the Company’s expansion into the adult-use cannabis market, including expected future revenues and growth associated therewith; expectations around the proposed transactions involving Schwazze and its assets; and the Company’s expectations around integration of the operations of its recent acquisitions at timing thereof. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10 K and our Quarterly Reports on Form 10 Q filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10 K and Quarterly Reports on Form 10 Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.